INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Taxes
INCOME TAXES
15.	INCOME TAXES

Newcastle Investment Corp. is organized and conducts its operations to qualify as a REIT under the Code.  A REIT will generally not be subject to U.S. federal corporate income tax on that portion of its net income that is distributed to stockholders if it distributes at least 90% of its REIT taxable income to its stockholders by prescribed dates and complies with various other requirements. A portion of this distribution requirement may be met through stock dividends rather than cash, subject to limitations based on the value of Newcastle’s stock.

Since Newcastle distributed 100% of its 2012, 2011 and 2010 REIT taxable income (if any), no provision has been made for U.S. federal corporate income taxes in the accompanying consolidated financial statements.

Common stock distributions relating to 2012, 2011, and 2010 were taxable as follows:

	Dividends Per Share		Ordinary	Long-term
	Book Basis	Tax Basis	Income	Capital Gain	Return of Capital
2012	$0.84	$0.84	100.00%	0.00%	0.00%

2011	$0.40	$0.40	100.00%	0.00%	0.00%

2010	$0.00	$0.00	0.00%	0.00%	0.00%

During 2010 and 2009, Newcastle repurchased an aggregate of $787.8 million face amount of its outstanding CDO debt and junior subordinated notes at a discount and recorded $521.1 million of aggregate gain.  The gain recorded upon such cancellation of indebtedness is characterized as ordinary income for tax purposes.  In compliance with current tax laws, Newcastle has the ability to defer such ordinary income to future years and has deferred all or a portion of such gain for 2010 and 2009. However, cancellation of indebtedness income recognized on or after January 1, 2011 cannot be deferred and must generally be recognized as ordinary income in the year of such cancellation. During 2011, Newcastle repurchased $188.9 million face amount of its outstanding CDO debt and notes payable at a discount and recorded $81.1 million of gain for tax purposes, of which only $66.1 million gain relating to $171.8 million face amount of debt repurchased was recognized for GAAP purposes. During 2012, Newcastle repurchased $39.3 million face amount of Newcastle CDO debt and notes payable at a discount and recorded a $24.1 million gain on extinguishment of debt for GAAP, of which only $23.2 million of gain relating to $34.1 million face amount of debt repurchased was recognized for tax purposes.

In addition, Newcastle may recognize material ordinary income from the cancellation of debt within its non-recourse financing structures, including its subprime securitizations, while losses on the related collateral may be recognized as capital losses. Through December 31, 2012, $61.7 million of debt in Newcastle’s subprime securitizations has been cancelled as a result of losses incurred on the underlying assets in the securitization trusts.

As of December 31, 2011, Newcastle had a loss carryforward, inclusive of net operating loss and capital loss, of approximately $896.8 million. The net operating loss carryforward and capital loss carryforward can generally be used to offset future ordinary taxable income and taxable capital gains, for up to 20 years and 5 years, respectively.  The amounts of net operating loss carryforward and net long-term capital loss carryforward as of December 31, 2012 are subject to the finalization of the 2012 tax returns.

In January 2013, an “ownership change” for purposes of Section 382 of the Code occurred. The provisions of Section 382 of the Code will impose an annual limit on the amount of net operating loss and net capital loss carryforwards that Newcastle can use to offset future taxable income. Such limitation may increase Newcastle’s dividend distribution requirement in the future. Newcastle does not believe that the limitation as a result of the January 2013 ownership change will prevent it from satisfying the REIT distribution requirement for the current year and future years.